                                                                  Exhibit (b)(3)


                                  ----------------------------------------------
                                  Confidential Presentation to

                                  The Board of Directors of



                                  WINCHESTER Corporation



                                  December 20, 1997

Table of Contents
--------------------------------------------------------------------------------

           A. Overview of the Proposed Transaction

           B. Overview of WINCHESTER

           C. Overview of Projections

           D. WINCHESTER Market Performance

           E. Premium Analysis

           F. Valuation of WINCHESTER

                 - Public Comparables Analysis

                 - Acquisition Comparables Analysis

                 - Discounted Cash Flow Analysis

           G. Leveraged Buyout Analysis

           H. Break-up Fee Schedules

                                                                       Exhibit A
--------------------------------------------------------------------------------



                     Overview of the Proposed Transaction



--------------------------------------------------------------------------------

Overview of the Proposed Transaction
--------------------------------------------------------------------------------


     . Preliminary offer price of $43.00 - $45.00 per WINCHESTER share

     . Final offer price of $49.00 per WINCHESTER share

          .  $47.75 in cash (97.4%)

          .  $1.25 in stock of the recapitalized company (2.6%)

     . Fully diluted Offer Value for WINCHESTER equity of $930 million (based on 19.0 million shares)

     . Transaction Value of $842 million (based on estimated adjusted net debt of $88 million as of November 30, 1997)

     . Recapitalization accounting treatment (no goodwill created), with management and employees to own a significant portion of WINCHESTER's equity post-transaction

          .  WINCHESTER public shareholders retain approximately 7.0% of the pro forma primary equity (approximately 5.3% on a diluted basis)

Overview of the Proposed Transaction
--------------------------------------------------------------------------------
Transaction Financing and Pro Forma Ownership (a)

Acquisition Price = $49/share


Sources                              Amount       Percent           Uses                             Amount       Percent
-------                              ------       -------           ----                             ------       -------
Existing Cash Balances                $20.4          2.3%
Option Proceeds                        27.5          3.1%           Fees (Financing + Advisory)       $40.0          4.5%
Bank Debt                             290.4         32.6%           Refinance Existing Debt             0.2          0.0%
Subordinated Debt                     275.0         30.9%           Options to be cashed out           46.8          5.3%
CD&R Investment                       276.9         31.1%           Share Repurchase                  803.1         90.2%
                                     ---------------------                                           ---------------------
 Total Sources                       $890.2        100.0%           Total Uses                       $890.2        100.0%


Share Repurchase Calculation:                                       Credit Statistics (b)
-----------------------------                                       ---------------------
 Primary Shares Outstanding                        16.86            Bank Debt                                     $290.4
 Options Outstanding                                2.13             Multiple of LTM EBITDA                          3.3x
                                                --------            Total Debt                                    $565.4
Total Diluted Shares Outstanding                   18.99             Multiple of LTM EBITDA                          6.4x
Less:
 Options "Rolled Over"                              1.17
 Public Shares "Rolled Over"                        0.43
 Management Shares "Rolled Over"                    0.04
 Options to be Cashed Out                           0.96
                                                --------
Net Shares to be Repurchased                       16.39
                                                ========


Pro Forma Ownership                                Primary Shares             Options               Diluted Shares
-------------------                               -------------------       ------------------     -------------------
                                                   Shares         %           Shares      %         Shares          %
                                                  -------------------       ------------------     -------------------
    Public                                          0.43         7.0%          -         0.0%        0.43          5.3%
    Management                                      0.04         0.7%         1.97     100.0%        2.01         24.9%
    CD&R                                            5.65        92.3%          -         0.0%        5.65         69.8%
                                                  --------------------      ------------------     --------------------
                                                    6.12       100.0%         1.97     100.0%        8.09        100.0%
                                                  ====================      ==================     ====================

a) Source: Management and CD&R.
b) Based on Management estimate of LTM EBITDA of $88.6 as of 3/31/98.

Overview of the Proposed Transaction
--------------------------------------------------------------------------------
Summary Multiples
(dollars in millions, except per share)


                                                       --------------------------------------------------
                                                                                 Closing        Offer
                                                          Date                    Price         Premium
  ---------------------------------------------        ---------------------   -----------   ------------
   Per Share Offer Price             $49.00            12/18/97                  $35.50          38.0%
   Fully Diluted Shares (a)            19.0            12/12/97                   35.13          39.5%
                                   ----------          11/21/97                   38.19          28.3%
     Offer Value                       $930            52-week High (1/15)        54.50         (10.1%)
                                   ==========          52-week Low (2/28,3/24)    28.00          75.0%
   Plus: Adjusted Net Debt (b)         ($88)           52-week Average            37.16          31.9%
                                   ----------          --------------------------------------------------
     Transaction Value                 $842
                                   ==========
  ---------------------------------------------

                     ----------------------------------------------------------------
                              Offer Value Per Shares as a Multiple of EPS:
                     ----------------------------------------------------------------
                         LTM                   1997E(c)                 1998E(c)
                     ------------       --------------------     --------------------
                         21.1x                 20.9x                    17.3x
                     ----------------------------------------------------------------
                     ----------------------------------------------------------------
                                  Transaction Value as a Multiple of
                     ----------------------------------------------------------------
                           EBITDA(d)                                  EBIT(d)
                     ----------------------------------------------------------------
                       LTM          1998E                       LTM           1998E
                     -------      ---------                   -------       ---------
                      10.0           9.5x                      12.5x          11.5x
                     ----------------------------------------------------------------

------------------------
(a) Based on 16.9 million shares outstanding plus 2.1 million options.
(b) Based on estimated total debt at November 30, 1997 of $1.3 million less cash of $33.2 million and less option proceeds of $56.2 million.
(c) Projections are based on First Call estimates as of December 18, 1997 and calendarized to December year end.
(d) LTM numbers as of 11/30/97. Fiscal year ended 3/31/98.

                                                                       Exhibit B
--------------------------------------------------------------------------------

                            Overview of WINCHESTER

--------------------------------------------------------------------------------

Overview of WINCHESTER
--------------------------------------------------------------------------------
Public Market Overview
(Dollars in Millions, Except Per Share Data)


       -----------------------------------------------------------------
                          Market Value and Capitalization
       -----------------------------------------------------------------
       WINCHESTER Current Market Price  18-Dec-97                 $35.50
         52 Week High (Intraday)                                   55.00
         52 Week Low (Intraday)                                    27.00
       Shares Outstanding (MM)/(a)/                               16.872
                                                               ---------

       Market Value                                               $598.9
       Plus: Total Debt/(a)/                                        21.3
       Less: Cash/(a)/                                             (43.5)
                                                               ---------

       Market Capitalization                                      $576.7
                                                               =========

       5-Year I/B/E/S Estimate EPS Growth Rate                      18.0%
       -----------------------------------------------------------------


--------------------------------------------------------------------------------------
                       Historical and Forward Trading Multiples
--------------------------------------------------------------------------------------
                                                                      Market Price
                                      Market Capitalization         as a Multiple of:
                                        as a Multiple of:           -----------------
                         ----------------------------------------       First Call
      Year                 Sales        EBITDA             EBIT        EPS Est./(b)/
-----------------        ---------     --------          --------   -----------------
LTM September-97          1.39x           7.1x             8.9x           15.9x
      Mar-98              1.22            6.5              7.9            14.2
      Mar-99               ---            ---              ---            12.0


 Actual/Projected
 Financial Results
------------------
LTM September-97        $415.74         $81.77           $64.65           $2.23
      Mar-98             472.70          88.60            73.20            2.50
      Mar-99                ---            ---              ---            2.95
--------------------------------------------------------------------------------------

------------------------------
(a) Source: 10Q Report dated 9/30/97.
(b) Source: EPS Estimates from First Call as of 12/18/97.

Overview of WINCHESTER
--------------------------------------------------------------------------------
Research Analysts Outlook

                                                                EPS
                                                           Estimates/(1)/
                                     Date of       -----------------------------
             Firm                 Last Update        1998               1999            Recommendation
-------------------------------   -------------    ----------         ----------   --------------------------
Merrill Lynch                        12/1/97         $2.55              $2.90      Neutral

Schroders                            12/1/97          2.48               2.88      Perform in Line

Jefferies & Co.                      12/8/97          2.45               2.91      --

SoundView Financial                  10/14/97         2.50               3.12      --


                                                                                                  CAGR/(2)/
                                                                                                  ----
Mean First Call Est.                                 $2.50              $2.95                     21.0%

IBES EPS Growth Rate                                    --                 --                     18.0%

Management Case - No Repurchase                       2.55               2.67                     10.5%

Adjusted Case - No Repurchase                         2.55               2.97                     16.9%

Management Case - Repurchase/(3)/                     2.55               2.67                     14.3%

Adjusted Case - Repurchase/(3)/                       2.55               2.99                     21.5%


--------------------------------------
(1)  Fiscal years ended March 31.
(2) 5-year EPS growth rate for First Call as of December 18, 1997 and I/B/E/S; 4-year CAGR for Management case and Adjusted Case.
(3) Assumes excess cash used to repurchase stock at 20x multiple of prior year's EPS Minimum cash balance equals $10 million.
--------------------------------------------------------------------------------

                                                                       Exhibit C
--------------------------------------------------------------------------------

                            Overview of Projections

--------------------------------------------------------------------------------

Overview of Projections
--------------------------------------------------------------------------------
Due Diligence


     In the course of its due diligence, Merrill Lynch:

     .  met and participated in calls with management regarding WINCHESTER

     . reviewed publicly available information regarding WINCHESTER, including financials and research reports

     . reviewed internal management reports, financial forecasts and the budget plans

     .  reviewed strategic plans for many businesses

     .  met with Merrill Lynch's research analyst, Joe Bellace

     .  met with the potential acquiror and CSFB to review WINCHESTER

     .  performed on-site due diligence with TTC senior management

     .  participated in meetings of the Board of Directors

     .  reviewed WINCHESTER's tax and accounting policies and issues

Overview of Projections
--------------------------------------------------------------------------------
Business Review

     TTC
     ---

     .  Consistently outperforms budgets by 10%

     .  Currently ahead of plan

     . Major initiative in international markets; however, may face tough competition

     .  Expect gross margins to fall

        . More rapid growth in Systems, which carry lower margins than Instruments

        .  International sales also carry lower margins

     .  Several financial plans

        .  May Strategic Plan

        .  September Forecast

        .  Cases prepared for WINCHESTER

            --  Target

            --  Goal

            --  Conservation

         .  November Update (Management Case)

     .  Significant revision in outlook since preparation of May Strategic Plan

     .  Attempting to integrate business with ITRONIX

Overview of Projections
--------------------------------------------------------------------------------
Business Review

ICS
---

     .   Currently performing close to plan; customarily misses plan

     .   French operations performing better, but still struggling

     .   Advent acquisition leading to lower margins

ITRONIX
-------

     .   Currently at breakeven or below performance

     .   Weak Bookings

     .   Several management changes recently

     .   Need to reduce production costs - potentially offshore
          .  superior product, but not cost competitive

     .   Strong competition

     .   Attempting to integrate business with TTC

Overview of Projections
--------------------------------------------------------------------------------
Business Review

 AIRSHOW
 -------
    .  Leading market position

    .  Performs ahead of plan consistently

         .  FY98 - Original Plan = $11.2 million EBITA

         .  FY98 - November Revision = $14.0 million EBITA (25% increase)

    .  Higher content per plan than when only a map business a few years ago

    .  Strong product development

    .  Solid growth opportunities

 DA VINCI
 --------

    .  Leading market position

    .  Consistently meets plan

    .  Strong cash flow business

    .  Modest growth potential

Overview of Projections
--------------------------------------------------------------------------------
Business Review


 COMCOTEC
 --------

   .  LOI received; financial performance has been weaker since

   .  May not be able to sell immediately


 DATA VIEWS
 ----------

   .  Currently breakeven

   .  Management change recently

   . Trying to fix the business with the expectation to sell when the business improves


 PARALLAX
 --------

   .  Expected to be closed down or sold by year end

Overview of Projections
--------------------------------------------------------------------------------------------------------------------
Projections Summary - WINCHESTER
(dollars in millions, except per share data)

                                                     For the Year Ended March 31,
                              -----------------------------------------------------------------------     1998-2002
                                1998           1999            2000            2001            2002          CAGR
                              --------       --------        --------        --------        --------     ---------
Sales
    Management Case            $472.7         $531.0          $568.8          $642.8          $726.1         [**]
     % Growth                    10.9%          12.3%            7.1%           13.0%           13.0%

    Adjusted Case              $472.7         $530.8          $574.3          $653.7          $744.4         [**]
       % Growth                  10.9%          12.3%            8.2%           13.8%           13.9%

EBITA
    Management Case            $ 78.9         $ 82.5          $ 88.7          $100.0          $112.8         [**]
     Margin                      16.7%          15.5%           15.6%           15.6%           15.5%

    Adjusted Case              $ 78.9         $ 91.3          $104.5          $121.3          $141.7         [**]
       Margin                    16.7%          17.2%           18.2%           18.6%           19.0%

EPS
    Management Case            $ 2.55         $ 2.67          $ 2.91          $ 3.33          $ 3.80         10.5%
     % Growth                  ____              4.7%            9.2%           14.5%           14.0%

    Adjusted Case              $ 2.55         $ 2.97          $ 3.43          $ 4.03          $ 4.75         16.9%
       % Growth                ____             16.5%           15.6%           17.4%           18.0%


                                                      For the Year Ended March 31,
                              -----------------------------------------------------------------------      1993-1997
Historical                      1993           1994            1995          1996 (a)        1997 (a)         CAGR
----------                    --------       --------        --------        --------        --------     -----------
Sales                         $190.0          $199.6          $243.1          $355.9          $426.2         22.4%
 % Growth                        ---            5.1%           21.8%           46.4%           19.8%

EBITA                         $ 26.9          $ 29.9          $ 34.8          $ 51.0          $ 72.4         28.1%
 Margin                         14.1%           15.0%           14.3%           14.3%           17.0%

a) 1997 and 1996 include Pro Forma performance for Itronix

Overview of Projections
--------------------------------------------------------------------------------
Projections Summary - TTC
(dollars in millions, except per share data)


                                                        For the Year Ended March 31,
                                 ------------------------------------------------------------------       1998-2002
                                  1998           1999           2000           2001           2002          CAGR
                                 ------         ------         ------         ------         ------       ---------
Sales
    Management case              $239.8         $266.2         $298.7         $334.2         $373.3         11.7%
      % Growth                     13.5%          11.0%          12.2%          11.9%          11.7%

    Adjusted Case                $239.8         $272.2         $309.0         $350.7         $398.0         13.5%
      % Growth                     13.5%          13.5%          13.5%          13.5%          13.5%

    Target Case                  $237.1         $266.1         $298.4         $333.9         $372.8         12.0%
      % Growth                     12.2%          12.3%          12.1%          11.9%          11.7%

     Goal Case                   $237.1         $272.1         $317.5         $363.4         $413.1         14.9%
      % Growth                     12.2%          14.8%          16.7%          14.5%          13.7%

    Conservative Case            $237.1         $261.5         $288.8         $318.5         $350.2         10.2%
      % Growth                     12.2%          10.3%          10.4%          10.3%          10.0%

    May Strategic Plan           $238.0         $290.4         $354.5
      % Growth                     12.3%          22.0%          22.1%

EBITA
    Management Case              $ 51.7         $ 53.0         $ 58.5         $ 66.5         $ 73.5          9.2%
      Margin                       21.6%          19.9%          19.6%          19.9%          19.7%

    Adjusted Case                $ 51.7         $ 59.0         $ 68.1         $ 80.3         $ 93.5         16.0%
      Margin                       21.6%          21.7%          22.0%          22.9%          23.5%

    Target Case                  $ 49.4         $ 53.2         $ 58.5         $ 66.4         $ 73.8         10.5%
      Margin                       20.8%          20.0%          19.6%          19.9%          19.8%

    Goal Case                    $ 49.4         $ 55.3         $ 64.9         $ 76.2         $ 86.8         15.1%
      Margin                       20.8%          20.3%          20.4%          21.0%          21.0%

    Conservative Case            $ 49.4         $ 52.5         $ 57.1         $ 63.5         $ 69.1          8.8%
      Margin                       20.8%          20.1%          19.8%          19.9%          19.7%

    May Strategic Plan           $ 50.0         $ 64.8         $ 84.0
      Margin                       21.0%          22.3%          23.7%


                                                        For the Year Ended March 31,
                                 ------------------------------------------------------------------      1993-1997
Historical                        1993           1994           1995           1996           1997         CAGR
----------                       ------         ------         ------         ------         ------      ---------
Sales                           $114.3         $116.1         $143.1         $172.0         $211.3         16.6%
    % Growth                        --            1.6%          23.2%          20.2%          22.8%
EBITA                           $ 22.5         $ 18.9         $ 23.3         $ 29.6         $ 45.3         19.1%
    Margin                        19.7%          16.3%          16.3%          17.2%          21.4%

Overview of Projections
--------------------------------------------------------------------------------
EBITA Variance Analysis for TTC

Calculation for 1998 TTC Sales Forecast
-----------------------------------------------------------------------------------------------------
Bookings                                               FY 1997                         FY 1998
                                                 --------------------            --------------------
    YTD                                              $  138.7   64.7%                $  157.1   64.7%
    Full Year (Implied for 1998)                        214.2                           242.7


Sales
    Q1-Q3 (Projected for 1998) (a)                      161.4   76.4%                   180.4   76.4%
    Pull Year (Implied for 1998)                        211.3                           236.2
-----------------------------------------------------------------------------------------------------
    Average                                                                          $  239.5
=====================================================================================================


Calculation for TTC S, G & A as a % of Sales
----------------------------------------------------------------------------------------------------   -------------------------
Historical Performance                                        1995      1996       1997   Forecast         CAGR        CAGR
                                                                                           1998 (a)      1995-1997   1995-1998
                                                          -----------------------------------------    -------------------------
Total Sales                                                 $143.1    $172.0     $211.3    $239.8            21.5%       18.8%

Sales, general & administrative expenses                      48.7      57.6       67.3      73.0            17.5%       14.4%
Sales, general & administrative expenses as a % of sales      34.1%     33.5%      31.8%     30.4%           -3.3%       -3.7%
                                                          -----------------------------------------    -------------------------

  Note: S, G & A as a % of sales shows a 3.7% over the last 3 years


a) 1998 Forecast provided by Winchester Management

Overview of Projections
--------------------------------------------------------------------------------
EBITA Variance Analysis for TTC

                                                                  ----------------------------------------------------  ------------
Management Case vs. Adjusted Case                                     1998       1999       2000       2001       2002       CAGR
                                                                                                                          1998-2002
                                                                  ----------------------------------------------------  ------------
Sales                                                               $  239.8   $ 266.2    $ 298.7    $ 334.2    $ 373.3      11.7%

Gross Profit                                                           159.5     173.3      191.4      212.2      234.4      10.1%

Product Development                                                     34.8      37.3       40.6       43.8       47.4       8.1%
Sales, general & administrative expenses                                73.0      83.0       92.3      101.9      113.5      11.7%
                                                                  -----------------------------------------------------
EBITA                                                               $   51.7    $ 53.0    $  58.5     $ 66.5     $ 73.5       9.2%

Sales, general & administrative expenses as a % of sales                30.4%     31.2%      30.9%      30.5%      30.4%      0.0%

    Note: Assumes S, G&A as a % of sales falls by 3.3% per annum beginning with 1999 Forecast.

Adjusted Sales, general & administrative expenses as a % of sales       30.4%    29.4%       28.5%      27.5%      26.6%     -3.3%

Adjusted Sales, general & administrative expenses                       73.0     78.3        85.0       91.9       99.3

-----------------------------------------------------------------------------------------------------------------------
Sales, general & administrative expenses variance                        0.0      4.7         7.3       10.0       14.2
-----------------------------------------------------------------------------------------------------------------------

Adjusted EBITA Margin                                                   21.6%    21.7%       22.0%      22.9%      23.5%

Incremental Sales Analysis (Adjusted Case vs. Management Case)       $   0.0   $  6.0      $ 10.3     $ 16.5     $ 24.7

-----------------------------------------------------------------------------------------------------------------------
lncremental EBITA on Incremental Sales                                   0.0      1.3         2.3        3.8        5.8
-----------------------------------------------------------------------------------------------------------------------

Revised EBITA                                                        $  51.7   $ 59.0      $ 68.1     $ 80.3     $ 93.5      16.0%
                                                                  =====================================================

Management Case/May Strat Plan Reconciliation
--------------------------------------------------------------------------------

                                                FY'98         FY'99         FY'00
Item                                           Impact        Impact        Impact             Comments
---------------------------------------      ----------    ----------    ----------    ------------------------------------
US West Order                                  +6              -3              0
Korea Orders                                   +4              --             --

PROBLEMS IN DLT BUS UNIT
  Inteletest slip -- 1 yr                      -5              -7            -10        Telco Residential
  ADSL 3Q slip                                 -0              -1             -3        Slip in Alcatel deployment


  NGOSP product not yet started                 0              -2             -3
  209 OSP sales to CLECs                                       +3             +4

DTT BU INT. PRODUCTS
  1402 Market Perf                            -15              -4             -5


  SDH Trib Test Inst not started               --              -2             -5

DATACOM BU
  Targa Project Delays                         --              -3             -5
  TB 950 & TTC 2000 ramp up                    -2              -3             -5        Taking longer than expected

TEST SYSTEM
  WDG                                          --              -5             -7        Strat plan had early market estimates
  Centest Intl delays                          --              -3             -3
  Clear ramp up                                --              -2             -3

OVERSTATEMENT OF MARKET GROWTH RATES
  IN STRATEGIC PLAN BY 2%                      --              -5             -7        Board was told this when presented
                                                                                        by J. Peeler
Adjustments to Strategic Plan Forecasts        +1.5           -37            -52

    May Strat Plan Forecasts                    238           290            355
    Adjusted May Plan                           239.5         253            303
    November Management Forecast                240           266            299

    Source: TTC management.
--------------------------------------------------------------------------------

Overview of Projections
--------------------------------------------------------------------------------
Projections Summary -- ICS
(dollars in millions, except per share data)

                                                For the Year Ended March 31,
                            ------------------------------------------------------------------     1998-2002
                              1998          1999           2000           2001          2002          CAGR
                            --------      --------       --------       --------      --------    -----------
Sales
    Management Case         $ 82.1        $ 92.8          $ 106.7       $ 122.7        $ 141.2         14.5%
      % Growth                35.8%         13.0%            15.0%         15.0%          15.0%

    Adjusted Case           $ 82.1        $ 92.8          $ 106.8       $ 122.8        $ 141.2         14.5%
      % Growth                35.8%         13.0%            15.0%         15.0%          15.0%


EBITA
    Management Case         $ 10.5        $ 10.8          $  12.1       $  13.9        $  16.0         11.0%
      Margin                  12.8%         11.6%            11.4%         11.3%          11.3%

    Adjusted Case           $ 10.5        $ 11.1          $  12.8       $  14.7        $  16.9         12.6%
      Margin                  12.8%         12.0%            12.0%         12.0%          12.0%

                                                 For the Year Ended March 31,
                            -------------------------------------------------------------------     1993-1997
Historical                    1993          1994           1995           1996           1997          CAGR
----------                  --------      --------       --------       --------       --------     ---------
Sales                        $27.9         $36.6          $44.8          $57.9          $60.5         21.4%
  % Growth                     ---          31.2%          22.4%          29.3%           4.5%

EBITA                        $ 3.5         $ 4.4          $ 5.3          $ 6.4          $ 5.8         13.5%
  Margin                      12.5%         12.0%          11.9%          11.0%           9.6%

Overview of Projections
--------------------------------------------------------------------------------
Projections Summary - ITRONIX
(dollars in millions, except per share data)

                                                      For the Year Ended March 31,
                              ------------------------------------------------------------------------------         1998 - 2002
                                1998             1999              2000              2001             2002              CAGR
                              --------         --------          --------          --------         --------         -----------
Sales
    Management Case           $ 72.2           $ 91.6             $105.3           $121.1           $139.2               17.8%
      % Growth                 -11.6%            26.8%              15.0%            15.0%            15.0%

    Adjusted Case             $ 72.2           $ 83.0            $  95.5           $109.8           $126.3               15.0%
      % Growth                 -11.6%            15.0%              15.0%            15.0%            15.0%


EBITA
    Management Case           $  0.0           $  0.9            $   2.7           $  3.2           $  5.7                  NM
      Margin                     0.0%             1.0%               2.6%             2.6%             4.1%

    Adjusted Case             $  0.0         - $  0.5            $   2.7           $  3.1           $  5.4                  NM
      Margin                     0.0%            -0.6%               2.8%             2.8%             4.3%

                                                      For the Year Ended March 31,
                              ------------------------------------------------------------------------------          1993-1997
Historical                      1993             1994              1995            1996 (a)         1997 (a)             CAGR
----------                    --------         --------          --------          --------         --------         -----------
Sales                            ----             ----              ----              $62.8           $81.6                  NM
 % Growth                        ----             ----              ----               ----            29.9%

EBITA                            ----             ----              ----              $ 4.3           $ 5.9                  NM
 Margin                          ----             ----              ----                6.9%            7.2%

a) 1997 and 1996 include Pro Forma performance for Itronix

Overview of Projections
--------------------------------------------------------------------------------
Projections Summary - AIRSHOW
(dollars in millions, except per share data)

                                                         For the Year Ended March 31,
                                  ----------------------------------------------------------------------------         1998-2002
                                   1998             1999              2000             2001              2002             CAGR
                                  ------           ------            ------           ------            ------        -----------
Sales
    Management Case               $ 33.3           $ 33.1            $ 38.1           $ 43.8            $ 50.3            10.9%
     % Growth                       38.9%            -0.7%             15.0%            15.0%             15.0%

    Adjusted Case                 $ 33.3           $ 37.0            $ 42.6           $ 49.0            $ 56.3            14.0
       % Growth                     38.9%            11.1%             15.0%            15.0%             15.0%


EBITA
    Management Case               $ 14.0           $ 10.6            $ 12.6           $ 14.3            $ 16.2             3.7%
     Margin                         42.0%            31.9%             33.0%            32.6%             32.1%

    Adjusted Case                 $ 14.0           $ 15.0            $ 17.0           $ 19.6            $ 22.5            12.6%
       Margin                       42.0%            40.5%             39.9%            39.9%             39.9%

                                                         For the Year Ended March 31,
                                  ----------------------------------------------------------------------------         1993-1997
Historical                         1993             1994              1995             1996              1997            CAGR
----------                        ------           ------            ------           ------            ------        -----------
Sales                             $ 14.6           $ 11.3            $ 14.0           $ 16.2            $ 24.0            13.3%
 % Growth                            ---            -22.4%             23.5%            15.7%             48.5%

EBITA                             $  7.9           $  4.5            $  5.4           $  5.9            $  9.2             4.0%
 Margin                             54.3%            39.4%             38.5%            36.6%             38.5%

Overview of Projections
--------------------------------------------------------------------------------
Projections Summary - DA VINCI
(dollars in millions, except per share data)


                                                                 For the Year Ended March 31,
                               ---------------------------------------------------------------------------------        1998-2002
                                 1998            1999                2000                2001             2002             CAGR
                               --------        --------            --------            --------         --------        ---------
Sales
    Management Case              $18.5           $19.1                $20.0              $21.0             $22.1            4.5%
       % Growth                    2.5%            3.2%                 5.0%               5.0%              5.0%

    Adjusted Case                $18.5           $19.5                $20.5              $21.5             $22.6            5.1%
      % Growth                     2.5%            5.4%                 5.0%               5.0%              5.0%

EBITA
    Management Case              $ 6.3           $ 5.4                $ 5.6              $ 5.7             $ 5.6           -2.8%
      Margin                      34.0%           28.5%                28.0%              27.1%             25.4%

    Adjusted Case                $ 6.3           $ 6.5                $ 6.8              $ 7.1             $ 7.5            4.5%
      Margin                      34.0%           33.3%                33.2%              33.0%             33.2%


                                                      For the Year Ended March  31,
                               ----------------------------------------------------------------------------------      1993-1997
Historical                       1993             1994                1995                 1996            1997           CAGR
----------                     --------         --------            --------             --------        --------      ---------
Sales                             $5.6            $8.9                 $9.1              $14.9             $18.0           34.1%
    % Growth                      ----            60.0%                 1.9%              64.1%             20.9%

EBITA                             $0.8            $1.2                 $1.7               $5.3              $6.1           64.6%
    Margin                        14.9%           13.8%                18.7%              35.2%             33.8%

                                                                       Exhibit D
--------------------------------------------------------------------------------

                         WINCHESTER Market Performance

--------------------------------------------------------------------------------

WINCHESTER Market Performance
--------------------------------------------------------------------------------
One-Year Price Performance

     -----------------------------------------------------------------------------------------
                                                                                 Average
                             High          Average            Low              Daily Volume
                       ----------------  -----------  -------------------   ------------------
        3-month         $47.31 (10/10)      $38.22      $34.00 (10/27)            104,582
        6-month          47.31 (10/10)       38.08       34.00 (10/27)            134,499
        12-month         54.50 (1/15)        37.16       28.00 (2/28,3/24)        154,220
     -----------------------------------------------------------------------------------------


     [GRAPH Indicating Stock Price From 12/11/96 To 12/11/97 APPEARS HERE]

WINCHESTER Market Performance
--------------------------------------------------------------------------------
Analysis of One-Year Trading Volume


              Percent of Volume Which Traded in Stock Price Range


    [GRAPH INDICATING PERCENT OF TRADING VOLUME WHICH TRADED IN STOCK PRICE
           FROM $28 TO $55 IN RANGES OF $3 INCREMENTS APPEARS HERE]


               Percent of Volume Which Traded Below Stock Price


        [GRAPH INDICATING PERCENT OF TRADING VOLUME WHICH TRADED BELOW
                           STOCK PRICE APPEARS HERE]

WINCHESTER Market Performance
--------------------------------------------------------------------------------
Three-Year Price Performance

--------------------------------------------------------------------------------
                                                                      Average
                    High          Average             Low           Daily Volume
              ------------------  --------      ------------------- ------------
3-month        $47.31 (10/10)      $38.22        $34.00 (10/27)       104,582
6-month         47.31 (10/10)       38.08         34.00 (10/27)       134,499
12-month        54.50 (1/15)        37.16         28.00 (2/28,3/24)   154,220
3-year          58.00 (11/14/96)    29.32         14.00 (10/10/95)    189,485
--------------------------------------------------------------------------------

     [GRAPH INDICATING STOCK PRICE FROM 12/19/94 TO 12/18/97 APPEARS HERE]

WINCHESTER Market Performance
--------------------------------------------------------------------------------
Analysis of Three-Year Trading Volume


              Percent of Volume Which Traded in Stock Price Range


         [GRAPH INDICATING PERCENT OF TRADING VOLUME WHICH TRADED IN
  STOCK PRICE RANGE FROM $14 TO $59 IN RANGES OF $5 INCREMENTS APPEARS HERE]



               Percent of Volume Which Traded Below Stock Price


           [GRAPH INDICATING PERCENT OF TRADING VOLUME WHICH TRADED
                        BELOW STOCK PRICE APPEARS HERE]

WINCHESTER Market Performance
--------------------------------------------------------------------------------
One-Year Indexed Price Performance


      [GRAPH INDICATING ONE-YEAR INDEXED PRICE PERFORMANCE APPEARS HERE]

WINCHESTER Market Performance
--------------------------------------------------------------------------------
Three-Year Indexed Price Performance




     [GRAPH INDICATING THREE-YEAR INDEXED PRICE PERFORMANCE APPEARS HERE]

                                                                       Exhibit E
--------------------------------------------------------------------------------

                               Premium Analysis

--------------------------------------------------------------------------------

Premium Analysis
--------------------------------------------------------------------------------
1997 Transactions/(1)/


                                1 Day           1 Week          4 Weeks
All                             25.4%           29.7%           35.9%
Cash                            22.4%           25.1%           28.3%
Stock                           27.0%           32.2%           37.8%
Cash-and-Stock                  24.2%           28.7%           38.7%
Premium @$49                    38.0%           39.5%           28.3%

                          Prior to Announcement Date



     ---------------
     Source:  Securities Data Company.
     (1) For announced, but not withdrawn, and completed deals greater than $250 million in value from 1/1/97 to 12/18/97.

                                                                       Exhibit F
--------------------------------------------------------------------------------

                            Valuation of WINCHESTER

--------------------------------------------------------------------------------

Valuation of WINCHESTER
--------------------------------------------------------------------------------
Summary Valuation

                [GRAPH INDICATING PER SHARE VALUE APPEARS HERE]




---------------------
Note: Figures exclude one-time charges

Valuation of WINCHESTER
--------------------------------------------------------------------------------
Public Comparable Analysis
(dollars in millions)


                  [GRAPH INDICATING PER SHARE VALUE BASED ON
                   PUBLIC COMPARABLES ANALYSIS APPEARS HERE]


                     1997E         1998E        LTM         LTM        1998
                    EPS(a)        EPS(a)       EBITDA       EBIT    P/E/GROWTH
--------------------------------------------------------------------------------
Multiples  High      17.5x         14.0x        8.0x        10.5x      85%
Range      Low       15.5          12.0         7.0          8.5       75%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WINCHESTER
Statistics:         $2.34         $2.84        $81.8        $64.6      18%
--------------------------------------------------------------------------------

----------------
Note: Figures excluded one-time charges.
(a) EPS estimates calendarized and based on First Call. LTM as of 9/30/97.

Valuation of WINCHESTER
--------------------------------------------------------------------------------
Public Comparables Analysis
(dollars in millions, except per share data)

                                                                                 Equity Value            Market Capitalization
                                                                               as a Multiple of            as a Multiple of
                                  Share         Total         Total            CY Net Income (a)        -----------------------
                                 Price at       Equity        Market      -------------------------       LTM            LTM
                                 12/18/97       Value          Cap.         1997E           1998E         EBIT          EBITDA
                                 --------      ---------     ---------    ---------       ---------     -------        --------
Teradyne                          $30.563      $ 2,549.7     $ 2,252.0      20.4x           11.1x        20.9x (b)       13.6x (b)
Tektronix                          37.063        1,251.2       1,274.9      14.9            13.0          7.8             5.7
Tekelec                            29.500          760.6         702.5      49.2  (b)       36.9  (b)    40.0  (b)       31.9  (b)
Genrad                             24.875          678.8         667.7      20.6            16.8         19.9  (b)       16.1  (b)
Digital Lightwave                  13.875          365.9         332.4      81.6  (b)       27.2  (b)   334.0  (b)      219.1  (b)
Fluke Corporation                  22.563          413.7         373.4      13.9            11.8          8.1             6.1
Telxon                             22.000          348.6         428.8      28.6  (b)       18.0        -49.9  (b)       23.3  (b)
LeCroy                             29.125          199.6         178.5      19.4            15.8         11.7             9.7
Zygo Corporation                   14.750          161.0         136.9      11.3             9.0          6.4             5.7
IFR Systems                        17.063           93.4          94.1      12.5            10.0          7.8             6.2
Thermospectra                       9.000          138.5         207.6      19.1            12.7         16.8            11.2
Integrated Measurement Systems     16.938          127.1         102.4      21.2  (b)       15.8         11.4             8.0
Applied Digital Access              6.125           76.9          63.4     -27.8  (b)       68.1  (b)   -11.7  (b)      -24.0  (b)

                                                              -----------------------------------------------------------------
                                                              Mean          16.5x           13.4x        10.0x            7.5x
                                                              Median        17.0            12.8          8.1             6.2
                                                              -----------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
WINCHESTER                        $35.500        $ 598.9       $ 576.7      15.2x           12.5x         8.9x            7.1x
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
WINCHESTER                        $45.000        $ 759.2       $ 737.0      19.2x           15.8x        11.4x            9.0x
WINCHESTER                         47.000          793.0         770.7      20.1            16.5         11.9             9.4
WINCHESTER                         49.000          826.7         804.5      20.9            17.3         12.4             9.8
WINCHESTER                         51.000          860.5         838.2      21.8            18.0         13.0            10.3
WINCHESTER                         53.000          894.2         872.0      22.6            18.7         13.5            10.7
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------
(a) Based on First Call estimates as of December 18, 1997.
(b) Excluded from mean and median calculations

Valuation of WINCHESTER
--------------------------------------------------------------------------------
P/E to Growth Rate Analysis
(dollars in millions, except per share data)


                                          CY                CY          1998 P/E           I/B/E/S
                                       1997 P/E          1998 P/E    to Growth Rate    5-Yr Growth Rate
                                       --------          --------    --------------    ----------------
Teradyne                                  20.4x           11.1x           55.6%             20.0%
Tektronix                                 14.9            13.0            87.7%             15.0%
Tekelec                                   49.2            36.9            81.9%             45.0%
Genrad                                    20.6            16.8            73.1%             23.0%
Digital Lightwave                         81.6            27.2            54.4%             50.0%
Fluke Corporation                         13.9            11.8            78.8%             15.0%
Telxon                                    28.6            18.0            90.2%             20.6%
LeCroy                                    19.4            15.8            63.3%             25.0%
Zygo Corporation                          11.3             9.0            23.3%             28.0%
IFR Systems                               12.5            10.0            39.9%             25.0%(a)
Thermospectra                             19.1            12.7            50.7%             25.0%
Integrated Measurement Systems            21.2            15.8            63.3%             25.0%
Applied Digital Access                   -27.8            68.1           206.2%             33.0%

                               -------------------------------------------------------------------
Companies with                 Mean       19.7x           14.2x           76.9%             18.6%
Growth Rates of less than 25%  Median     20.4            13.0            78.8%             20.0%
                               -------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
WINCHESTER                                15.2x           12.5x           69.4%             18.0%
--------------------------------------------------------------------------------------------------
                               Stock
                               Price
--------------------------------------------------------------------------------------------------
WINCHESTER                     $45.000    19.2x           15.8x           88.0%             18.0%
WINCHESTER                      47.000    20.1            16.5            91.9%             18.0%
WINCHESTER                      49.000    20.9            17.3            95.9%             18.0%
WINCHESTER                      51.000    21.8            18.0            99.8%             18.0%
WINCHESTER                      53.000    22.6            18.7           103.7%             18.0%
--------------------------------------------------------------------------------------------------

------------------------------------------
Note: I/B/E/S growth rates as of November 20, 1997.
(a) Based on First Call estimate as of 12/18/97.

Valuation of WINCHESTER
--------------------------------------------------------------------------------
Acquisition Comparables Analysis
(dollars in millions)


                   [GRAPH INDICATING PER SHARE VALUE BASED
               ON ACQUISITION COMPARABLES ANALYSIS APPEARS HERE]


                          LTM              LTM             LTM
                       Net Income         EBITDA           EBIT
--------------------------------------------------------------------------------
Multiples   High          22.5x            11.0x           14.0x
Range:      Low           20.5              9.0            12.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WINCHESTER
Statistics:               $40.9            $84.6           $67.2
--------------------------------------------------------------------------------

       ---------------
       Note:  Figures exclude one-time charges. LTM figures as of 11/30/97.

Valuation of WINCHESTER
--------------------------------------------------------------------------------
Acquisition Comparables Analysis
(dollars in millions)


      Announcement                                                  Offer
         Date:            Target:              Acquiror:          Value/(a)/
      ------------    ----------------   ---------------------    ----------
       13-Oct-97      Network General    McAfee Associates        $ 1,268.8
       11-Jun-97      Wavetek            DLJ and Leonard Green        198.8
       18-Dec-96      Itronix            Dynatech                      65.8
        6-Sep-95      Megatest           Teradyne                     266.7
       22-Jul-94      Keptel             ANTEC                         89.2
       21-Mar-90      Wiltron            Anritsu                      180.0


                      Offer Value to:   Transaction Value to:
       Transaction    ---------------  -----------------------
        Value/(b)/     LTM Net Inc.    LTM EBITDA     LTM EBIT
       ------------   ---------------  ----------    ---------
        $1,169.1          31.3x           18.0x        22.2x
           198.8          20.4             8.9         10.4
            66.9          20.2             8.9         11.7
           278.4            NM              NM           NM
            84.5          20.4             8.8         11.8
           180.0          20.0              NA         15.0

            ------------------------------------------------
            Mean          22.5x           11.1x        14.2x
            Median        20.4             8.9         11.8
            ------------------------------------------------

---------------------------------
(a) Offer value is based on fully diluted shares, net of option proceeds.
(b) Transaction Value = Offer Value + Preferred Equity + Long Term Debt + Short Term Debt + Minority Interest-Cash & Marketable Securities.


Valuation of WINCHESTER
-----------------------------------------------------------------------------------------------------------------------------------
Acquisition Valuation Matrix
(dollars in millions, except per share data)

                                                                                                            Offer Price Per Share
                                                        Transaction Value As a Multiple of:                   As a Multiple of:
                                                ---------------------------------------------------        ---------------------
                                                       EBITDA                          EBIT                         EPS
 Offer         Offer        Transaction         ---------------------          --------------------        ---------------------
 Price       Value (a)       Value (b)           LTM        1998E (c)           LTM       1998E (c)         LTM        1998E (c)
 -----       ---------       ---------          ------      ---------          -----     ----------        ------    -----------
                                                --------------------------------------------------------------------------------
                                                $84.6        $88.6            $67.2          $73.2        $2.32          $2.55
                                                --------------------------------------------------------------------------------

 $43.00        $816.4          $728.4             8.6x         8.2x            10.8x          10.0x        18.5x          16.9x

  44.00         835.4          $747.4             8.8          8.4             11.1           10.2         19.0           17.3

  45.00         854.4          $766.4             9.1          8.6             11.4           10.5         19.4           17.6

  46.00         873.4          $785.4             9.3          8.9             11.7           10.7         19.8           18.0

  47.00         892.4          $804.3             9.5          9.1             12.0           11.0         20.3           18.4

  48.00         911.4          $823.3             9.7          9.3             12.3           11.2         20.7           18.8

--------------------------------------------------------------------------------------------------------------------------------
  49.00         930.4          $842.3            10.0          9.5             12.5           11.5         21.1           19.2
--------------------------------------------------------------------------------------------------------------------------------

  50.00         949.4          $861.3            10.2          9.7             12.8           11.8         21.6           19.6

  51.00         968.3          $880.3            10.4          9.9             13.1           12.0         22.0           20.0

  52.00         987.3          $899.3            10.6         10.1             13.4           12.3         22.4           20.4

  53.00       1,006.3          $918.3            10.9         10.4             13.7           12.5         22.8           20.8

-----------------------------------------------------------

Note: LTM numbers as of 11/30/97.
(a) Based on 18.987 million fully diluted shares.
(b) Transaction value equals offer value plus net debt of ($31.9) million as of November 30, 1997 and assumed option proceeds of ($56.2) million.
(c) Based on management projections for year ended 3/31/98.

Valuation of WINCHESTER
--------------------------------------------------------------------------------
DCF Analysis (a)


                                            Management Case                                    Adjusted Case
                              ----------------------------------------           ----------------------------------------

                              Equity Value per share at Terminal Value           Equity Value per share at Terminal Value
                                       multiple of 2002 EBITDA/(b)/                       multiple of 2002 EBITDA/(c)/
    Discount Rate               7.0x           8.0x           9.0x                 7.0x             8.0x             9.0x

                              ----------------------------------------           ----------------------------------------

       11.5%                  $42.97         $47.28         $51.59               $51.46           $56.75           $62.04

       12.5%                  $41.76         $45.91         $50.07               $49.96           $55.06           $60.17

       13.5%                  $40.59         $44.60         $48.61               $48.52           $53.45           $58.38
                              ----------------------------------------           ----------------------------------------

------------------------------------
(a) Present values discounted to March 31, 1998.
(b) Discounted 4 years based on 2002 EBITDA of $126.4 million.
(c) Discounted 4 years based on 2002 EBITDA of $155.2 million.

Valuation of WINCHESTER                                         Management Case
--------------------------------------------------------------------------------
Discounted Cash Flow Analysis
(dollars in millions, except per share data)



                                                         PV of Terminal Value
                           PV of Free       +        Multiple of 2002 EBITDA (b)        =            Enterprise Value
                           Cash Flows             ----------------------------------         ---------------------------------
Discount Rate             ('99-02) (a)               7.0x          8.0x         9.0x            7.0x         8.0x         9.0x
-------------             ------------            ----------------------------------         ---------------------------------
     11.5%                  $140.1                $572.3         $654.1       $735.8          $712.4       $794.1       $875.9
     12.0%                   138.5                 562.2          642.5        722.8           700.7        781.0        861.3
     12.5%                   137.0                 552.2          631.1        710.0           689.3        768.1        847.0
     13.0%                   135.5                 542.5          620.0        697.5           678.1        755.6        833.1
     13.5%                   134.1                 533.0          609.2        685.3           667.1        743.3        819.4


                                                                                                 Equity Value Per Share at
                                                                                                  Terminal Value Multiple
                                                           Total Equity Value                         of 2002 EBITDA (c)
                            Net Debt               ---------------------------------         ---------------------------------
Discount Rate      -        3/31/98         =        7.0x          8.0x         9.0x            7.0x         8.0x         9.0x
-------------              ----------              ---------------------------------         ---------------------------------
      11.5%                ($103.5)               $815.9         $897.7      $979.4          $42.97       $47.28       $51.59
      12.0%                 (103.5)                804.2          884.6       964.9           42.36        46.59        50.82
      12.5%                 (103.5)                792.8          871.7       950.6           41.76        45.91        50.07
      13.0%                 (103.5)                781.6          859.1       936.6           41.17        45.25        49.33
      13.5%                 (103.5)                770.7          846.8       922.9           40.59        44.60        48.61
                                                  ---------------------------------          ---------------------------------

--------------------
(a) Present values discounted to March 31, 1998.
(b) Discounted 4 years based on 2002 EBITDA of $126.4 Million.
(c) Based on 19.0 million fully-diluted shares. Option proceeds are included in net debt.

Valuation of WINCHESTER                                            Adjusted Case
--------------------------------------------------------------------------------
Discounted Cash Flow Analysis
(dollars in millions, except per share data)

                                                     PV of Terminal Value
                      PV of Free       +           Multiple of 2002 EBITDA (b)       =              Enterprise Value
                      Cash Flows               -----------------------------------         -----------------------------------
Discount Rate        ('99-02) (a)                  7.0x          8.0x         9.0x             7.0x          8.0x         9.0x
-------------        ------------              -----------------------------------         -----------------------------------
       11.5%             $170.5                   $703.0         $803.4      $903.8          $873.5         $973.9      $1,074.3
       12.0%              168.6                    690.5          789.1       887.8           859.1          957.7       1,056.4
       12.5%              166.7                    678.3          775.2       872.1           845.0          941.9       1,038.8
       13.0%              164.8                    666.4          761.6       856.8           831.2          926.4       1,021.6
       13.5%              163.0                    654.7          748.2       841.8           817.7          911.3       1,004.8

                                                                                               Equity Value Per Share at
                                                                                               Terminal Value Multiple
                                                       Total Equity Value                        of 2002 EBITDA (c)
                        Net Debt               -----------------------------------         -----------------------------------
Discount Rate    -      3/31/98      =            7.0x          8.0x          9.0x            7.0x          8.0x         9.0x
-------------        ------------              -----------------------------------         -----------------------------------
       11.5%           ($103.5)                $977.0      $1,077.4      $1,177.8          $51.46         $56.75      $62.04
       12.0%            (103.5)                 962.6       1,061.3       1,159.9           50.70          55.89       61.09
       12.5%            (103.5)                 948.5       1,045.4       1,142.3           49.96          55.06       60.17
       13.0%            (103.5)                 934.8       1,030.0       1,125.2           49.23          54.25       59.26
       13.5%            (103.5)                 921.3       1,014.8       1,108.4           48.52          53.45       58.38
                                               -----------------------------------         -----------------------------------

________________________
(a) Present values discounted to March 31, 1998.
(b) Discounted 4 years based on 2002 EBITDA of $155.2 Million.
(c) Based on 19.0 million fully-diluted shares. Option proceeds are included in net debt.

Valuation of WINCHESTER
--------------------------------------------------------------------------------
Break-up Analysis (a)

Break-even analysis for Strategic Buyer of Selected Divisions at 3/31/99 (dollars in millions)

                                                                         Airshow             Da Vinci
                                                                         -------             --------
Forward EBITA                                                             $17.0                  $6.8
Interest expense at 7.0%                                                  (13.6)                 (5.4)
Goodwill at amortization period of 25.0 years                              (5.7)                 (2.3)
  Includes in process R&D deduction of 10.0x 1999 R&D
  for Airshow ($4.5) and Da Vinci ($2.0)
Tax Benefit from goodwill at tax rate of 40.5%                              2.3                   0.9
                                                                        --------             --------
  Pre-tax income effect                                                    (0.0)                  0.0

                                                                        -----------------------------
Break-even Offer Value                                                   $194.0                 $77.9
After tax proceeds at capital gains rate of 35.0%                         128.1                  50.8
                                                                        -----------------------------

Tax Basis (b)                                                              $5.6                  $0.7
Tax leakage                                                                65.9                  27.0

Pre-tax value/share (assuming 19.0 million shares)                       $10.22                  $4.10
After-tax value/share (assuming 19.0 million shares)                       6.74                   2.68


Multiple Analysis                                                    Airshow (c)         Da Vinci (c)        Winchester (d)
-----------------                                                    -----------         ------------        --------------
LTM EBITDA                                                                 $15.8                 $6.9                 $84.6
  After tax proceeds/LTM EBITDA                                              8.1x                 7.4x                 10.0x

LTM EBITA                                                                  $15.0                 $6.5                 $73.6
  After tax proceeds/LTM EBITA                                               8.5                  7.8                  11.4x

______________________________________________________________________________
(a) Assumes full deductibility of Goodwill and all cash offer financed at 7.0%
(b) Assumes tax basis is equal to book basis, as of 3/99, per Management information.
(c) LTM through 3/99.
(d) LTM through 11/97.

                                                                       Exhibit G
--------------------------------------------------------------------------------



                           Leveraged Buyout Analysis



--------------------------------------------------------------------------------

Leveraged Buyout Analysis
--------------------------------------------------------------------------------
Transaction Financing and Pro Forma Ownership (a)

Acquisition Price = $49/share


Sources                            Amount    Percent             Uses                                 Amount       Percent
-------                            ------    -------             ----                                 ------       -------
Existing Cash Balances              $20.4       2.3%
Option Proceeds                      27.5       3.1%             Fees (Financing + Advisory)           $40.0          4.5%
Bank Debt                           290.4      32.6%             Refinance Existing Debt                 0.2          0.0%
Subordinated Debt                   275.0      30.9%             Options to be cashed out               46.8          5.3%
CD&R Investment                     276.9      31.1%             Share Repurchase                      803.1         90.2%
                              ----------------------                                              ------------------------
 Total Sources                     $890.2     100.0%             Total Uses                           $890.2        100.0%


Share Repurchase Calculation:                                    Credit Statistics (b)
-----------------------------                                    ---------------------
 Primary Shares Outstanding                  16.86               Bank Debt                                         $290.4
 Options Outstanding                          2.13                Multiple of LTM EBITDA                              3.3x
                                          --------               Total Debt                                        $565.4
Total Diluted Shares Outstanding             18.99                Multiple of LTM EBITDA                              6.4x
Less:
 Options "Rolled Over"                        1.17
 Public Shares "Rolled Over"                  0.43
 Management Shares "Rolled Over"              0.04
 Options to be Cashed Out                     0.96
                                          --------
Net Shares to be Repurchased                 16.39
                                          ========

Pro Forma Ownership                   Primary Shares            Options              Diluted Shares
-------------------                 ------------------    -------------------     ---------------------
                                      Shares      %         Shares       %          Shares          %
                                    ------------------    -------------------     ---------------------
    Public                             0.43      7.0%          -        0.0%         0.43         5.3%
    Management                         0.04      0.7%         1.97    100.0%         2.01        24.9%
    CD&R                               5.65     92.3%          -        0.0%         5.65        69.8%
                                    ------------------    -------------------     ---------------------
                                       6.12    100.0%         1.97    100.0%         8.09       100.0%
                                    ==================    ===================     =====================

a) Source: Management and CD&R.
b) Based on Management estimate of LTM EBITDA of $88.6 as of 3/31/98.

Leveraged Buyout Analysis
--------------------------------------------------------------------------------
IRR Analysis (a)


                                                -------------               -------------              -------------
                                                2 Year Return               3 Year Return              4 Year Return
                                                -------------               -------------              -------------

Acquisition Price = $49/share

Management Case                                       P/E                        P/E                        P/E
---------------                               ---------------------      ---------------------      ---------------------
                                               15.0x  16.5x  18.0x        15.0x  16.5x  18.0x        15.0x  16.5x  18.0x
                                               -----  -----  -----        -----  -----  -----        -----  -----  -----

                                               11.1%  15.7%  20.1%        16.1%  19.4%  22.5%        17.4%  19.9%  22.2%

                                                     EBITDA                    EBITDA                      EBITDA
                                              ---------------------      ---------------------      ---------------------
                                                8.0x   8.5x   9.0x         8.0x   8.5x   9.0x         8.0x   8.5x   9.0x
                                                ----   ----   ----         ----   ----   ----         ----   ----   ----

                                               -3.1%   3.1%   9.0%         7.2%  11.1%   14.7%        11.3% 14.0%   16.5%


Adjusted Case                                        P/E                         P/E                         P/E
---------------                               ---------------------      ---------------------      ---------------------
                                               15.0x  16.5x  18.0x        15.0x  16.5x  18.0x        15.0x  16.5x  18.0x
                                               -----  -----  -----        -----  -----  -----        -----  -----  -----

                                               31.8%  37.5%  43.0%        31.1%  34.9%   38.6%       28.7%  31.6%  34.3%

                                                    EBITDA                     EBITDA                       EBITDA
                                              ---------------------      ---------------------      ---------------------
                                                8.0x   8.5x   9.0x         8.0x   8.5x   9.0x         8.0x   8.5x   9.0x
                                                ----   ----   ----         ----   ----   ----         ----   ----   ----

                                                13.5%  19.7%  25.6%       19.7%  23.4%   27.0%       21.8%   24.4%  26.8%

a) P/E based on forward 12 month's earnings, EBITDA based on trailing 12 months. 25% growth rate assumed in year 5 for 4 year P/E based returns.

Leveraged Buyout Analysis
--------------------------------------------------------------------------------
Recapitalization Stub Price Performance


Closing                                    Offer      1st Day               1st Month                 2nd Month
Date        Target         Acquiror        Price       Close     Premium      Close      Premium        Close      Premium
-------     ----------     ----------     -------    -------------------   ---------------------     ---------------------
5/17/97     Amphenol       KKR            $26.00      $28.13       8.2%      $30.50       17.3%        $42.63       63.9%

4/16/97     Syratech       Thomas Lee      32.00       32.13       0.4%       32.13        0.4%         32.13        0.4%

8/7/97      DecisionOne    DLJ             23.00       27.00      17.4%       27.50       19.6%         29.13       26.6%


Closing                                    6th Month                      Last                  Avg. Daily
Date        Target         Acquiror          Close        Premium       Traded (a) Premium        Volume
--------    ------------   -----------    -----------------------      -------------------      ----------
5/17/97     Amphenol       KKR              $50.06          92.5%       $51.44      92.8%         14,298

4/16/97     Syratech       Thomas Lee        32.13           0.4%        32.50       1.6%            102

8/7/97      DecisionOne    DLJ                 NA             NA         23.00       0.0%         13,544



------------------------------
a) As of 2:00 PM on 12/19/97

                                                                       Exhibit H
--------------------------------------------------------------------------------



                            Break-up Fee Schedules


--------------------------------------------------------------------------------

Project WINCHESTER
--------------------------------------------------------------------------------
Break-up Fees & Expenses Agreed to in Selected LBO and Recap Transactions (dollars in millions)

                                                                                               Maximum    Maximum
  Date        Date                                                                  Offer      Break-up   Break-up
Announced   Effective          Target Name                Acquiror Name               Value/(a)/    Fee      Expenses
---------   ---------    ------------------------    --------------------------    ----------  --------   --------
08/14/97     Pending     Tuesday Morning             Madison Dearborn Partners       $297.9      $9.8      $2.0
07/21/97     Pending     Zilog                       Texas Pacific Group              399.2      15.0      NA(b)
05/05/97     08/07/97    DecisionOne Holdings        DLJ Merchant Banking             639.8      20.9       8.3
03/20/97     06/17/97    Falcon Building Products    Investcorp                       490.5      20.0       4.0
10/23/96     04/16/97    Syratech                    Thomas Lee                       278.4       6.8       2.3
10/03/96     05/19/97    Amphenol                    Kohlberg, Kravis & Roberts     1,162.7      37.5      12.5
09/30/96     06/27/97    Belden & Blake              Texas Pacific Group              304.3      12.4       NA
08/29/96     11/14/96    Amtrol                      Cypress Group                    210.3       6.5       NA(d)
06/11/96     07/23/96    Community Health Systems    Forstmann Little               1,026.0      45.0      15.0

                                                                        ---------------------------------------
                                                                        Maximum    $1,162.7     $45.0     $15.0
                                                                           Mean       534.3      19.3       7.3
                                                                         Median       399.2      15.0       6.1
                                                                        Minimum       210.3       6.5       2.0
                                                                        ---------------------------------------
                         --------------------------------------------------------------------------------------
                         WINCHESTER                  CD&R/Management                 $826.1     $24.5      $5.0
                         --------------------------------------------------------------------------------------


                                                                                                                 Break-up
  Date        Date                                                                     Maximum Fee            Fee & Expenses
Announced   Effective         Target Name                Acquiror Name               as a % of Offer Value    as a % of Offer Value
----------  ----------   ------------------------    ---------------------------   ---------------------    ---------------------
08/14/97     Pending     Tuesday Morning             Madison Dearborn Partners                3.27%                    3.94%
07/21/97     Pending     Zilog                       Texas Pacific Group                      3.76%                    3.76%
05/05/97     08/07/97    DecisionOne Holdings        DLJ Merchant Banking                     3.27%                    4.17%(c)
03/20/97     06/17/97    Falcon Building Products    Investcorp                               4.08%                    4.89%
10/23/96     04/16/97    Syratech                    Thomas Lee                               2.42%                    3.23%
10/03/96     05/19/97    Amphenol                    Kohlberg, Kravis & Roberts               3.23%                    4.30%
09/30/96     06/27/97    Belden & Blake              Texas Pacific Group                      4.08%                    4.08%
08/29/96     11/14/96    Amtrol                      Cypress Group                            3.09%                    3.09%
06/11/96     07/23/96    Community Health Systems    Forstmann Little                         4.39%                    4.39%(e)

                                                                        ----------------------------------------------------
                                                                        Maximum               4.39%                    4.89%
                                                                           Mean               3.51%                    3.98%
                                                                         Median               3.27%                    4.08%
                                                                        Minimum               2.42%                    3.09%
                                                                        ----------------------------------------------------
                         ---------------------------------------------------------------------------------------------------
                         WINCHESTER                  CD&R/Management                          2.97%                    3.57%
                         ---------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(a) Offer Value based on primary shares outstanding.
(b) All expenses incurred will be borned equally by both parties
(c) Termination expenses reduced to $5.75 million in the event that a fee is paid
(d) 50% of premium over offer price
(e) Fee is reduced by the amount of expenses paid


Project WINCHESTER
------------------------------------------------------------------------------------------------------------------------------------
Break-up Fees Agreed to in Selected Transactions Ranging from $500 million to $1.5 billion from 1996 to Present
(dollars in millions)
                                                                                                                      Break-up
                                                                                  Maximum  Maximum     Maximum Fee  Fee & Expenses
  Date                                                                   Offer    Break-up Break-up    as a % of      as a % of
Announced         Target Name                  Acquiror Name          Value /(a)/   Fee    Expenses    Offer Value   Offer Value
--------- --------------------------- ------------------------------  ----------- -------- --------    -----------   -----------
11/21/97  BDM International           TRW                               $875.9     $35.0    $5.0          4.00%         4.57%
10/13/97  Network General             McAfee Associates                1,172.4      30.0      NA (d)      2.56%         2.56%
10/10/97  Greenfield Industries       Kennametal                         621.7      30.0     5.0          4.83%         5.63%
 8/18/97  Monterey Resources          Texaco                           1,150.3      35.0      NA (d)      3.04%         3.04%
  7/3/97  Duty Free International     BAA                                660.7      20.0     4.0          3.03%         3.63%
 6/12/97  Giddings & Lewis            Thyssen                            651.9      20.0     3.0          3.07%         3.53%
  5/5/97  Logicon                     Northrop Grumman                   751.1      22.5     3.0          3.00%         3.40%
 4/23/97  VeriFone                    Hewlett-Packard                  1,255.1      30.0      NA (c)      2.39%         2.39%
 4/21/97  Goulds Pumps                ITT Industries                     791.1      22.0     2.0          2.78%         2.78% (b)
  4/7/97  Mesa                        Parker & Parsley Petroleum         951.6      45.0      NA (c)      4.73%         4.73%
 1/27/97  Measurex                    Honeywell                          565.3      20.0     3.0          3.54%         4.07%
 1/23/97  Amphenol                    Kohlberg, Kravis & Roberts       1,162.7      37.5    12.5          3.23%         4.30%
 1/15/97  Value Health                Columbia/HCA Healthcare          1,120.1      45.0      NA (c)      4.02%         4.02%
 1/14/97  Tencor Instruments          KLA Instruments                  1,249.8      40.0      NA (d)      3.20%         3.20%
10/28/96  Loctite                     Henkel                           1,308.2      40.0      NA (d)      3.06%         3.06%
  8/4/96  FHP International           PacificCare Health Systems       1,429.8      45.0     5.0          3.15%         3.50%
 6/11/96  Community Health Systems    Forstmann Little                 1,026.0      45.0    15.0          4.39%         4.39% (b)
  6/6/96  Bally Entertainment         Hilton Hotels                    1,477.6      50.0     5.0          3.38%         3.72%
 3/26/96  DeBartolo Realty            Simon Property Group               904.9      35.0      NA          3.87%         3.87%
  2/7/96  Pyxis                       Cardinal Health                    882.6      28.0     2.0          3.17%         3.40%
 8/26/95  Enterra                     Weatherford International          539.8      20.0      NA          3.71%         3.71%

                                                      -----------------------------------------------------------------------------
                                                        Maximum       $1,477.6     $50.0   $15.0          4.83%         5.63%
                                                           Mean          978.5      33.1     5.4          3.43%         3.69%
                                                         Median          951.6      35.0     4.5          3.20%         3.63%
                                                        Minimum          539.8      20.0     2.0          2.39%         2.39%
                                                      -----------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------------
          WINCHESTER                  CD&R/Management                   $826.1     $24.5    $5.0          2.97%         3.57%
         --------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------

(a) Offer Value based on primary shares outstanding.
(b) Fee is reduced by the amount of expenses paid.
(c) Most expenses to be paid by parties incurring such costs. Expenses such as filing fees and mailing and printing of prospectus to be shared equally by both parties.
(d) Expenses to be paid by party incurring such costs.